                                                     [LOGO]
                                                    ADVANTUS
                                                 FAMILY OF FUNDS


                                        ANNUAL REPORT TO SHAREHOLDERS
                                               ADVANTUS SPECTRUM FUND



                                                   SEPTEMBER 30, 1995

ADVANTUS SPECTRUM FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          8

STATEMENT OF ASSETS AND
LIABILITIES                       13

STATEMENT OF OPERATIONS           14

STATEMENT OF CHANGES IN NET
ASSETS                            15

NOTES TO FINANCIAL STATEMENTS     16

INDEPENDENT AUDITORS' REPORT      22

FEDERAL INCOME TAX INFORMATION    23

SHAREHOLDER SERVICES              24

October 31, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to the Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS SPECTRUM FUND
PERFORMANCE UPDATE
[PHOTO]

THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is a mutual
fund seeking the most favorable total
return (including interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities
(common stock, preferred stock and
securities convertible into equity
securities), mortgage-related securities, debt securities, money market securities or any combination of these securities.
The investment adviser's positioning of
the portfolio is determined by the
intermediate term outlook for economic
trends and market momentum.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

Over the past year the Spectrum Fund has returned the following for each of the three classes of shares currently offered:

Class A                             18.4 percent*
Class B                             17.6 percent*
Class C (since 3/1/95 inception)    12.6 percent*

One measure of the financial markets is the Merrill Lynch-Wilshire Capital Markets Index** which includes stocks and bonds, but no cash-like instruments. The index returned 14.3 percent over the past six months and 22.2 percent over the past 12 months.

The asset mix for the Spectrum Fund was relatively conservative over the past year. Stocks averaged about a 45 percent weight, while cash ranged between 5 percent to 15 percent. The total return of the Spectrum Fund lags the theoretical return of the Capital Markets Index primarily due to its low returning cash investments, as well as the conservative stock weights. The performance of the stock and bond components of the Fund exceeded the average return of their respective peer groups over the past year.

PORTFOLIO RECAP

Over the past year the market focused on the incredibly strong fundamental factors affecting the financial markets. Continued strong profit growth, combined with low inflation, a slowing economy, an accommodating Federal Reserve, and very strong money flows into mutual funds pushed stocks to record highs. It would be difficult to draw up a more positive set of circumstances for the market.

The Spectrum Fund has been relatively under-weighted in stocks all year because our analysis indicated that the 1995-1996 earnings were not mid-cycle earnings. History indicates that we are at or near the cyclical highs for operating margins. If the current earnings are "peak" earnings, the stock market is expensive. However, it remains a possibility that this time it is different. Improved productivity levels, competitive labor rates and access to low cost capital could lead the U.S. through an extended economic recovery phase similar to the 1950's.

Despite its strong performance, the stock market is valued at a seemingly reasonable 15 times the projected 1996 earnings. Given the low inflation levels, 15 times earnings is not out of line. The larger questions are: Will 1996 earnings expectations be met? Is the 1996 level of earnings a cyclical peak or a mid-cycle level?

The stock portion of the Fund has performed along with the overall market. The technology sector contributed to performance all year. More specifically,

                                                          ADVANTUS SPECTRUM FUND
                                                              SEPTEMBER 30, 1995

significant positive  contribution  to  the Fund  came  from  DSC  Communication
(telecommunications equipment), Intel (semiconductors), First Financial Management (electronic transactions processing) and Case Equipment (heavy equipment manufacturer). Earnings disappointments led to losses for Sunbeam Oster (household appliances), United HealthCare (HMO) and Value Health (health care services).

Bond market expectations changed significantly over the past year. The year started with a very strong economy, fears of further Fed. tightening, and a 7.7 percent yield on the 10 year U.S. Treasury bond. Currently the yield on the ten year bond is 6.1 percent, the economy is showing clear signs of slowing, and the market is anticipating further monetary easing by the Federal Reserve.

Our analysis found the bond market to be very attractive in January (with 7.9 percent yields on the ten year Treasury) and invested 55 percent of the portfolio in bonds. Since that time the bond market has staged a powerful rally as interest rates have fallen to the current less attractive levels. The asset allocation management positioned the Fund to participate in the bond market rally. As rates have moved lower we scaled out of the over-weighted position in bonds to a current, more normal weight of 40 percent.

The bond holdings consistently met or exceeded the bond market rallies during all of 1995, including the third quarter. The performance was primarily driven by a modestly longer duration and an above average weight in investment grade corporate bonds.

Currently the Fund's asset mix is 56 percent stocks, 40 percent bonds, and 4 percent cash.

OUTLOOK

Over the near term we are cautiously optimistic, while longer term we remain bullish. A continuation in the slowdown of economic growth may lead to earnings disappointments and possibly a modest market correction following the near 30 percent gain in the S&P 500 over the past nine months. With inflation under control, along with the much improved productivity of the United States work force, the long term outlook remains very positive for the financial markets.

The Spectrum Fund has meaningfully participated in the market advance over the past year producing a total return to Class A investors of 18.4 percent.* Our goal is to protect these gains while positioning the Fund for long term success. *Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value outstanding.

ADVANTUS SPECTRUM FUND
SEPTEMBER 30, 1995

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                     INVESTMENT IN ADVANTUS SPECTRUM FUND,
                         MERRILL LYNCH-WILSHIRE CAPITAL
                     MARKETS INDEX AND CONSUMER PRICE INDEX

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        ML-WILSHIRE CAPITAL MARKETS
            CLASS A                INDEX                   CPI
11/16/87       10000                             10000      10000
10/31/88       10504                             10762      10426
10/31/89       12272                             12740      10904
10/31/90       12207                             12341      11590
10/31/91       15381                             15647      11929
10/31/92       17084                             17215      12311
10/31/93       18567                             19809      12641
9/30/94        18211                             19578      13023
9/30/95       21,559                            23,927     13,310
                          Average annual total return:
                                              One year      12.5%
                                             Five year      10.9%
                            Since inception (11/16/87)      10.3%

On the chart above you can see how the Advantus Spectrum Fund Class A shares' total return compared to the Merrill Lynch-Wilshire Capital Markets Index and the Consumer Price index. The three lines represent the cumulative total return of a hypothetical initial $10,000 investment made on the inception date of the Advantus Spectrum Fund Class A shares (November 16, 1987) through September 30, 1995.

                                                          ADVANTUS SPECTRUM FUND
                                                              SEPTEMBER 30, 1995

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        ML-WILSHIRE CAPITAL MARKETS
            CLASS B                INDEX                   CPI
8/19/94        10000                             10000      10000
9/30/94        10003                              9952      10067
9/30/95       11,316                            12,162     10,289
                           Average annual total return
                                              One year      12.6%
                             Since inception (8/19/94)      11.7%

On the chart above you can see how the Advantus Spectrum Fund Class B shares' total return compared to the Merrill Lynch-Wilshire Capital Markets Index and the Consumer Price index. The three lines represent the cumulative total return of a hypothetical initial $10,000 investment made on the inception date of the Advantus Spectrum Fund Class B shares (August 19, 1994) through September 30, 1995.

ADVANTUS SPECTRUM FUND
SEPTEMBER 30, 1995

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        ML-WILSHIRE CAPITAL MARKETS
            CLASS C                INDEX                   CPI
3/01/95       10,000                            10,000     10,000
9/30/95       11,263                            11,626     10,146
                                         Total return:
                              Since inception (3/1/95)      12.6%

On the chart above you can see how the Advantus Spectrum Fund Class C shares' total return compared to the Merrill Lynch-Wilshire Capital Markets Index and the Consumer Price index. The three lines represent the cumulative total return of a hypothetical initial $10,000 investment made on the inception date of the Advantus Spectrum Fund Class C shares (March 1, 1995) through September 30, 1995.

The above charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance.

                                                          ADVANTUS SPECTRUM FUND
                                                              SEPTEMBER 30, 1995

FIVE LARGEST STOCK HOLDINGS

                                                                           % OF
                                                              MARKET      STOCK
COMPANY                                             SHARES    VALUE     PORTFOLIO
--------------------------------------------------  ------  ----------  ----------
Pfizer Inc........................................  20,820  $1,111,267      3.4%
General Electric Company..........................  16,626   1,059,908      3.2%
Columbia/HCA Healthcare Corporation...............  21,627   1,051,613      3.2%
Praxair Inc.......................................  30,700     821,225      2.5%
First Financial Management........................  8,300      810,288      2.4%
                                                            ----------    -----
                                                            $4,854,301     14.7%
                                                            ----------    -----
                                                            ----------    -----

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                                % OF
                                                                BOND
RATING                                                        PORTFOLIO
------------------------------------------------------------  --------
U.S. Treasury...............................................     26.2%
U.S. Government Agencies....................................     19.8%
AAA rated...................................................      1.3%
AA rated....................................................     12.2%
A rated.....................................................     16.2%
BBB rated...................................................     24.3%
                                                              --------
                                                                100.0%
                                                              --------
                                                              --------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks                       56.1%
Bonds                               40.3%
Cash and Other
Assets/Liabilities                   3.6%
                                   100.0%

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995
(Percentages of each category relate to total net assets.)

                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
COMMON STOCKS (56.1%)
  CAPITAL GOODS (5.9%)
    Machinery (5.9%)
      21,248   Case Corporation.......................................  $     780,864
      16,626   General Electric Company...............................      1,059,908
       5,640   Kaydon Corporation.....................................        166,380
      21,700   Sensormatic Electronics Corporation....................        499,100
       6,600   United Waste Systems, Inc. (b).........................        275,550
      16,686   York International Corp. ..............................        702,898
                                                                        -------------
                                                                            3,484,700
                                                                        -------------
  CONSUMER GOODS AND SERVICES (20.6%)
    Consumer Goods (11.8%)
       9,921   Colgate-Palmolive Company..............................        660,987
      21,627   Columbia/HCA Healthcare Corporation....................      1,051,613
      11,540   Fisher Scientific International Inc. ..................        373,607
      16,600   Gillette Company.......................................        790,575
      14,104   Pepsico, Inc. .........................................        719,304
      20,820   Pfizer Inc. ...........................................      1,111,267
       9,895   Procter & Gamble Company...............................        761,915
      28,800   Pyxis Corporation (b)..................................        558,000
      10,200   Teva Pharmaceutical Industries ADR (c).................        368,475
      20,400   Value Health Incorporated (b)..........................        540,600
                                                                        -------------
                                                                            6,936,343
                                                                        -------------
    Consumer Services (2.5%)
      13,833   CUC International Inc. (b).............................        482,426

                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
  CONSUMER GOODS AND SERVICES--CONTINUED
      11,569   GTECH Holdings Corporation (b).........................  $     348,516
      23,118   Manpower...............................................        670,422
                                                                        -------------
                                                                            1,501,364
                                                                        -------------
    Retail (4.8%)
      17,200   Heilig-Meyers Corporation..............................        399,900
      18,520   Home Depot Inc. .......................................        738,485
      11,800   Kohl's Inc. (b)........................................        612,125
      20,976   Office Depot, Inc. (b).................................        631,902
      11,900   Sears, Roebuck and Co. ................................        438,812
                                                                        -------------
                                                                            2,821,224
                                                                        -------------
    Consumer Cyclicals (1.5%)
      11,289   Exide Corporation......................................        564,450
       9,000   Tommy Hilfiger Corporation (b).........................        292,500
                                                                        -------------
                                                                              856,950
                                                                        -------------
  CREDIT SENSITIVE (11.3%)
    Finance (10.1%)
      16,300   American Express Company...............................        723,313
       9,167   American International Group, Inc......................        779,195
      10,650   Federal Home Loan Mortgage Corporation.................        736,181
      10,110   First Data Corp. ......................................        626,820
       8,300   First Financial Management.............................        810,288
      11,400   MBIA Inc. .............................................        803,700
      13,200   MGIC Investment Corporation............................        755,700
      23,300   Norwest Corporation....................................        763,075
                                                                        -------------
                                                                            5,998,272
                                                                        -------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
  CREDIT SENSITIVE--CONTINUED
    Utilities (1.2%)
       7,255   Florida Progress Corporation...........................  $     234,880
      12,100   New England Electric System............................        447,700
                                                                        -------------
                                                                              682,580
                                                                        -------------
  INTERMEDIATE GOODS AND SERVICES (18.3%)
    Energy (3.3%)
       5,350   Amoco Corporation......................................        343,069
      11,100   Columbia Gas System, Inc. (b)..........................        428,738
       5,330   Mobil Corporation......................................        531,001
       5,130   Royal Dutch Petroleum ADR (c)..........................        629,708
                                                                        -------------
                                                                            1,932,516
                                                                        -------------
    Materials (3.1%)
       6,500   Dow Chemical Company...................................        484,250
      16,190   Lubrizol Corporation...................................        528,199
      30,700   Praxair Inc. ..........................................        821,225
                                                                        -------------
                                                                            1,833,674
                                                                        -------------
    Transportation (1.9%)
       5,200   Fritz Companies (b)....................................        383,175
      14,200   Landstar System, Inc. (b)..............................        342,575
       5,315   Norfolk Southern Corporation...........................        397,296
                                                                        -------------
                                                                            1,123,046
                                                                        -------------
                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
  TECHNOLOGY (10.0%)
       1,200   C-Cube Microsystems Incorporated (b)...................  $      54,900
      18,858   Computer Associates International......................        796,751
      21,100   Danka Business Systems PLC (c).........................        759,600
       8,760   DSC Communications (b).................................        519,030
      27,200   EMC Corporation (b)....................................        493,000
      18,100   Equifax Incorporated...................................        757,937
       8,900   Fore Systems Inc. (b)..................................        329,300
      14,940   Informix Corporation (b)...............................        485,550
       8,113   Intel..................................................        487,794
      13,265   Oracle Corporation (b).................................        509,044
      10,000   Worldcom, Incorporated (b).............................        321,250
       8,100   3 Com (b)..............................................        368,550
                                                                        -------------
                                                                            5,882,706
                                                                        -------------
               Total common stocks (cost: $27,681,596)................     33,053,375
                                                                        -------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                       MARKET
 PRINCIPAL                                                                                            VALUE(A)
------------                                                                                        ------------
LONG-TERM DEBT SECURITIES (40.3%)
  GOVERNMENT OBLIGATIONS (21.5%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (18.6%)
      U.S. Treasury (10.6%)
$  1,300,000   U.S. Treasury Bond.....................................        12.000%    08/15/13   $  1,918,313
   1,050,000   U.S. Treasury Bond.....................................         8.000%    11/15/21      1,222,920
   1,250,000   U.S. Treasury Note.....................................        10.750%    08/15/05      1,655,076
     600,000   U.S. Treasury Note.....................................         8.875%    11/15/98        649,500
     750,000   U.S. Treasury Note.....................................         7.750%    11/30/99        797,344
                                                                                                    ------------
                                                                                                       6,243,153
                                                                                                    ------------
      Government National Mortgage Association (4.0%)
     453,606   .......................................................         7.500%    10/15/23        457,697
     711,738   .......................................................         8.000%    08/15/24        731,196
     488,959   .......................................................         6.500%    11/15/23        472,251
     229,263   .......................................................         7.500%    02/15/24        231,214
     480,033   .......................................................         7.500%    06/15/24        484,117
                                                                                                    ------------
                                                                                                       2,376,475
                                                                                                    ------------
      Other U.S. Government Agencies (3.9%)
      71,609   Federal National Mortgage Association Principal only
                PAC (d)...............................................         7.000%    07/25/22         71,132
     500,000   Federal Home Loan Mortgage.............................         7.030%    04/05/04        503,168
   1,250,000   Federal Home Loan Bank.................................         7.270%    10/17/97      1,250,651
     500,000   Federal Farm Credit....................................         6.960%    06/06/00        502,102
                                                                                                    ------------
                                                                                                       2,327,053
                                                                                                    ------------
  OTHER GOVERNMENT OBLIGATIONS (1.3%)
     800,000   Quebec Province of Canada (c)..........................         7.500%    07/15/23        789,744
                                                                                                    ------------
  STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.6%)
     924,000   Wyoming Community Development Authority................         6.850%    06/01/10        910,140
                                                                                                    ------------
               Total government obligations (cost: $12,487,571)..................................     12,646,565
                                                                                                    ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                       MARKET
 PRINCIPAL                                                                                            VALUE(A)
------------                                                                                        ------------
  CORPORATE OBLIGATIONS (18.8%)
    CAPITAL GOODS (2.4%)
      Machinery (1.4%)
$    750,000   Joy Technologies Incorporated..........................        10.250%    09/01/03   $    840,000
                                                                                                    ------------
      Paper and Forest Products (1.0%)
     500,000   Bowater Incorporated...................................         9.000%    08/01/09        584,452
                                                                                                    ------------
    CONSUMER CYCLICAL (.9%)
      Automotive (.9%)
     500,000   Chrysler Corporation...................................        10.950%    08/01/17        559,019
                                                                                                    ------------
    CONSUMER STAPLES (5.1%)
      Drugs (1.4%)
     850,000   American Home Products.................................         6.500%    10/15/02        845,716
                                                                                                    ------------
      Entertainment (.9%)
     500,000   Royal Caribbean Cruises Limited Notes..................         8.250%    04/01/05        528,990
                                                                                                    ------------
      Food (.6%)
     342,857   General Mills Inc. ....................................         6.235%    03/15/97        344,354
                                                                                                    ------------
      Media (2.2%)
     500,000   News Corporation Limited...............................         7.750%    01/20/24        487,865
     750,000   Time Warner Incorporated...............................         9.150%    02/01/23        811,916
                                                                                                    ------------
                                                                                                       1,299,781
                                                                                                    ------------
    ENERGY (1.8%)
      Natural Gas Distribution (1.8%)
   1,000,000   Consolidated Natural Gas...............................         8.750%    06/01/99      1,076,743
                                                                                                    ------------
    FINANCIAL (5.5%)
      Consumer Finance (4.3%)
     900,000   Associates Corp of North America.......................         6.750%    10/15/99        910,148
     250,000   Ford Motor Credit (e)..................................         5.340%    03/18/99        246,092
     600,000   Ford Motor Credit......................................         5.625%    12/15/98        587,886
     500,000   GMAC...................................................         5.500%    12/15/01        467,625
     300,000   Standard Credit Card Master Trust Series 95-5 A (e)....         6.340%    05/08/00        300,188
                                                                                                    ------------
                                                                                                       2,511,939
                                                                                                    ------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
 PRINCIPAL                                                                                            VALUE(A)
------------                                                                                        ------------
      Real Estate (1.2%)
$    500,000   Property Trust of America..............................         7.500%    02/15/14   $    473,850
     250,000   Security Capital Industrial Trust Notes................         7.875%    05/15/09        253,528
                                                                                                    ------------
                                                                                                         727,378
                                                                                                    ------------
    UTILITIES (.9%)
      Electric (.9%)
     500,000   Commonwealth Edison....................................         8.250%    12/01/07        511,327
                                                                                                    ------------
    TRANSPORTATION (2.2%)
      Trucking (.9%)
     500,000   Consolidated Freightways (f)...........................         7.350%    06/01/05        499,672
                                                                                                    ------------
      Water Transportation (1.3%)
     750,000   Overseas Shipholders...................................         8.750%    12/01/13        780,510
                                                                                                    ------------
               Total corporate obligations (cost: $10,931,682)...................................     11,109,881
                                                                                                    ------------
               Total long-term debt securities (cost: $23,419,253)...............................     23,756,446
                                                                                                    ------------
SHORT-TERM SECURITIES (3.5%)
     650,000   Federal National Mortgage Association Discount Note....          5.79%    12/15/95        642,048
     100,000   U.S. Treasury Bill.....................................          5.46%    11/16/95         99,289
     100,000   U.S. Treasury Bill.....................................          5.44%    12/07/95         98,982
   1,200,000   Public Service Electric & Gas CP.......................          5.88%    10/26/95      1,194,825
                                                                                                    ------------
               Total short-term securities (cost: $2,035,644)....................................      2,035,144
                                                                                                    ------------
               Total investments in securities (cost: $53,136,493) (g)...........................   $ 58,844,965
                                                                                                    ------------
                                                                                                    ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 4.3% of net assets in foreign securities as of September 30, 1995.
(d) Represents a debt security that entitles holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only security is sensitive to the rate of principal payments on the underlying mortgage assets. A slower (more rapid) than expected rate of principal repayments may have an adverse (positive) effect on yield to matury. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of future cash flows.
(e) Represents a debt security with a variable rate. The interest rate disclosed is the rate in effect at September 30, 1995.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, the value of these securities amounted to $499,672 or .8% of net assets.
(g) At September 30, 1995 the cost of securities for federal income tax purposes was $53,198,742. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $6,295,678
     Gross unrealized depreciation.....................    (649,455)
                                                         ----------
     Net unrealized appreciation.......................  $5,646,223
                                                         ----------
                                                         ----------

                                                          ADVANTUS SPECTRUM FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1995

                                           ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $53,136,493)................................  $58,844,965
Cash in bank on demand deposit..................................................      711,885
Receivable for Fund shares sold.................................................      125,583
Receivable for investment securities sold.......................................      321,204
Accrued interest and dividends receivable.......................................      501,698
                                                                                  -----------
    Total assets................................................................   60,505,335
                                                                                  -----------
                                         LIABILITIES
Payable for investment securities purchased.....................................    1,312,320
Payable for Fund shares repurchased.............................................      169,648
Payable to Adviser..............................................................       68,931
                                                                                  -----------
    Total liabilities...........................................................    1,550,899
                                                                                  -----------
Net assets applicable to outstanding capital stock..............................  $58,954,436
                                                                                  -----------
                                                                                  -----------
Represented by:
  Capital stock--$.01 par value (note 1)........................................  $    39,857
  Additional paid-in capital....................................................   50,213,775
  Undistributed net investment income...........................................       13,258
  Accumulated net realized gains from investments...............................    2,979,074
  Unrealized appreciation of investments........................................    5,708,472
                                                                                  -----------
    Total--representing net assets applicable to outstanding capital stock......  $58,954,436
                                                                                  -----------
                                                                                  -----------

Net assets applicable to outstanding Class A shares.............................  $55,624,248
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class B shares.............................  $ 3,131,262
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class C shares.............................  $   198,926
                                                                                  -----------
                                                                                  -----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 3,759,787.........................................  $     14.79
                                                                                  -----------
                                                                                  -----------
  Class B--Shares outstanding 212,378...........................................  $     14.74
                                                                                  -----------
                                                                                  -----------
  Class C--Shares outstanding 13,498............................................  $     14.74
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest......................................................................  $2,205,188
  Dividends.....................................................................     361,169
                                                                                  ----------
                                                                                   2,566,357
                                                                                  ----------
Expenses (note 4):
  Investment advisory fee.......................................................     338,669
  Distribution fees--Class A....................................................     193,254
  Distribution fees--Class B....................................................      11,904
  Distribution fees--Class C....................................................         389
  Administrative services fee...................................................      39,600
  Custodian fees................................................................      17,848
  Auditing and accounting services..............................................      31,850
  Legal fees....................................................................       5,264
  Directors' fees...............................................................       1,276
  Registration fees.............................................................      38,732
  Printing and shareholder reports..............................................      36,391
  Insurance.....................................................................       6,087
  Other.........................................................................      39,919
                                                                                  ----------
    Total expenses..............................................................     760,183
                                                                                  ----------
    Investment income--net......................................................   1,806,174
                                                                                  ----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)....................................   3,056,132
  Net change in unrealized appreciation or depreciation on investments..........   4,774,991
                                                                                  ----------
    Net gains on investments....................................................   7,831,123
                                                                                  ----------
Net increase in net assets resulting from operations............................  $9,637,297
                                                                                  ----------
                                                                                  ----------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED SEPTEMBER 30, 1995 AND
                              PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                           1995         1994
                                                                        -----------  -----------
Operations:
  Investment income--net..............................................  $ 1,806,174  $ 1,160,613
  Net realized gains on investments...................................    3,056,132    1,523,789
  Net change in unrealized appreciation or depreciation of
   investments........................................................    4,774,991   (3,810,302)
                                                                        -----------  -----------
    Increase (decrease) in net assets resulting from operations.......    9,637,297   (1,125,900)
                                                                        -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A...........................................................   (1,755,964)  (1,170,626)
    Class B...........................................................      (40,461)        (982)
    Class C...........................................................       (1,580)          --
  Net realized gains on investments:
    Class A...........................................................   (1,538,743)    (386,851)
    Class B...........................................................      (10,795)          --
                                                                        -----------  -----------
    Total distributions...............................................   (3,367,543)  (1,558,459)
                                                                        -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A...........................................................    5,987,210    9,665,718
    Class B...........................................................    2,799,440      140,000
    Class C...........................................................      199,159           --
  Shares issued as a result of reinvested dividends:
    Class A...........................................................    3,022,573    1,351,297
    Class B...........................................................       49,410          982
    Class C...........................................................        1,482           --
  Payments for redemption of shares:
    Class A...........................................................  (14,784,420) (10,096,669)
    Class B...........................................................      (28,143)          --
    Class C...........................................................       (7,348)          --
                                                                        -----------  -----------
    Increase (decrease) in net assets from capital share
     transactions.....................................................   (2,760,637)   1,061,328
                                                                        -----------  -----------
    Total increase (decrease) in net assets...........................    3,529,117   (1,623,031)
Net assets at beginning of period.....................................   55,425,319   57,048,350
                                                                        -----------  -----------
Net assets at end of period (including undistributed net investment income of $13,258 and $5,089, respectively)..........................  $58,954,436  $55,425,319
                                                                        -----------  -----------
                                                                        -----------  -----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Spectrum Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995 the Fund was known as MIMLIC Asset Allocation Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $66,388,532 and $70,284,259, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .35 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,450 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $226,547.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                     NUMBER OF SHARES      PERCENTAGE OWNED
                                                                    ------------------  -----------------------
Class A...........................................................         225,226                  6.0%
Class B...........................................................           3,994                  1.9%
Class C...........................................................             764                  5.7%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,879.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                            CLASS A                CLASS B           CLASS C
                                                    -----------------------  --------------------  -----------
                                                       1995         1994       1995       1994        1995
                                                    -----------  ----------  ---------  ---------  -----------
Sold..............................................      440,376     712,411    200,130     10,452      13,907
Issued for reinvested distributions...............      228,395     100,454      3,579         74         103
Redeemed..........................................   (1,073,619)   (747,207)    (1,857)        --        (512)
                                                    -----------  ----------  ---------  ---------  -----------
                                                       (404,848)     65,658    201,852     10,526      13,498
                                                    -----------  ----------  ---------  ---------  -----------
                                                    -----------  ----------  ---------  ---------  -----------

6)  RESTRICTED SECURITIES
    At September 30, 1995, investments in securities includes an issue which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1995 was $499,672 which represents .8% of net assets.

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                     CLASS A
                                ----------------------------------------------------------------------------------
                                                    PERIOD FROM
                                                    NOVEMBER 1,
                                  YEAR ENDED          1993 TO                     YEAR ENDED OCTOBER 31,
                                 SEPTEMBER 30,     SEPTEMBER 30,        ------------------------------------------
                                     1995              1994                 1993           1992           1991
                                ---------------   ---------------       ------------   ------------   ------------
Net asset value, beginning of
 period.......................  $  13.28          $  13.92              $ 13.63        $ 13.05        $ 10.87
                                 -------           -------               ------         ------         ------
Income from investment
 operations:
  Net investment income.......       .45               .28                  .29            .38            .48
  Net gains or losses on
   securities (both realized
   and unrealized)............      1.88              (.55)                 .86           1.01           2.28
                                 -------           -------               ------         ------         ------
    Total from investment
     operations...............      2.33              (.27)                1.15           1.39           2.76
                                 -------           -------               ------         ------         ------
Less distributions:
  Dividends from net
   investment income..........      (.44)             (.28)                (.31)          (.38)          (.51)
  Distributions from capital
   gains......................      (.38)             (.09)                (.55)          (.43)          (.07)
                                 -------           -------               ------         ------         ------
    Total distributions.......      (.82)             (.37)                (.86)          (.81)          (.58)
                                 -------           -------               ------         ------         ------
Net asset value, end of
 period.......................  $  14.79          $  13.28              $ 13.92        $ 13.63        $ 13.05
                                 -------           -------               ------         ------         ------
                                 -------           -------               ------         ------         ------
Total return (b)..............      18.4%             (1.9)%(c)             8.7%          11.1%          26.0%
Net assets, end of period (in
 thousands)...................   $55,624           $55,286              $57,048        $38,417        $18,588
Ratio of expenses to average
 daily net assets.............      1.33%             1.27%(f)             1.22%          1.35%(g)       1.35%(g)
Ratio of net investment income
 to average daily net
 assets.......................      3.22%             2.24%(f)             2.16%          3.02%(g)       4.07%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................     125.5%            124.5%                92.1%         123.3%          56.2%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f)  Adjusted to an annual basis.
(g) The Fund's Adviser voluntarily absorbed $13,585 and $19,759 in expenses for the years ended October 31, 1992 and 1991 respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.40% and 1.50% respectively, and the ratio of net investment income to average daily net assets would have been 2.97% and 3.92%, respectively.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                             CLASS B                        CLASS C
                                ----------------------------------       --------------
                                                     PERIOD FROM          PERIOD FROM
                                                      AUGUST 19,            MARCH 1,
                                  YEAR ENDED          1994(A) TO           1995(A) TO
                                SEPTEMBER 30,       SEPTEMBER 30,        SEPTEMBER 30,
                                     1995                1994                 1995
                                --------------      --------------       --------------
Net asset value, beginning of
  period......................    $   13.27           $   13.36            $   13.36
                                     ------              ------               ------
Income from investment
  operations:
  Net investment income.......          .39                 .03                  .24
  Net gains or losses on
   securities (both realized
   and unrealized)............         1.84                (.03)                1.43
                                     ------              ------               ------
    Total from investment
     operations...............         2.23                  --                 1.67
                                     ------              ------               ------
Less distributions:
  Dividends from net
   investment income..........         (.38)               (.09)                (.29)
  Distributions from capital
   gains......................         (.38)                 --                   --
                                     ------              ------               ------
    Total distributions.......         (.76)               (.09)                (.29)
                                     ------              ------               ------
Net asset value, end of
  period......................    $   14.74           $   13.27            $   14.74
                                     ------              ------               ------
                                     ------              ------               ------
Total return (b)..............         17.6%               (.04)%(d)            12.6%(e)
Net assets, end of period (in
  thousands)..................       $3,131           $     140            $     199
Ratio of expenses to average
  daily net assets............         1.99%                .23%(h)             2.00%(f)
Ratio of net investment income
  to average daily net
  assets......................         2.30%                .37%(h)             2.17%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................        125.5%              124.5%               125.5%

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, 11.3% qualifying for deduction by corporations

                                            PER
PAYABLE DATE                               SHARE
----------------------------------------  -------
December 28, 1994.......................  $0.1079
March 28, 1995..........................   0.1181
June 28, 1995...........................   0.1154
September 28, 1995......................   0.0981
                                          -------
                                          $0.4395
                                          -------
                                          -------

Capital gains distribution--taxable as long-term capital gains

December 19, 1994.......................  $0.3788
                                          -------
                                          -------

CLASS B

Income distributions--taxable as dividend income, 11.3% qualifying for deduction by corporations

                                            PER
PAYABLE DATE                               SHARE
----------------------------------------  -------
December 28, 1994.......................  $0.0978
March 28, 1995..........................   0.1010
June 28, 1995...........................   0.1055
September 28, 1995......................   0.0799
                                          -------
                                          $0.3842
                                          -------
                                          -------

Capital gains distribution--taxable as long-term capital gains

December 19, 1994.......................  $0.3788
                                          -------
                                          -------

CLASS C

Income distributions--taxable as dividend income, 11.3% qualifying for deduction by corporations

                                            PER
PAYABLE DATE                               SHARE
----------------------------------------  -------
March 28, 1995..........................  $0.1010
June 28, 1995...........................   0.1022
September 28, 1995......................   0.0888
                                          -------
                                          $0.2920
                                          -------
                                          -------

Capital gains distribution--taxable as long-term capital gains

None paid for Class C

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

        THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
         TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                   READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                      [LOGO]
                               ADVANTUS-TRADEMARK-
                                 FAMILY OF FUNDS


                             MIMLIC SALES CORPORATION
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                             1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48639 11-95